                                                                 EXHIBIT 10.21

               RESTRICTED STOCK AWARD (FORM S.C.) COVER SHEET

                                  UNDER THE
                       ANHEUSER-BUSCH COMPANIES, INC.
                          1998 INCENTIVE STOCK PLAN

                              AWARD INFORMATION

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   AWARDED TO         Award Date        Number of Shares       SAP ID Number
                                         of Restricted
                                              Stock

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                                  AGREEMENT

         This Restricted Stock Award (Form S.C.) Cover Sheet (the "Restricted Stock Cover Sheet") and the Standard Restricted Stock Form Agreement (Version [MONTH/DATE], Form S.C.) (the "Standard Restricted Stock
                    ----------
Form"), which is incorporated herein by this reference, together constitute a single Restricted Stock Agreement (this "Restricted Stock Agreement") under the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan (the "Plan"). This Restricted Stock Agreement is between Anheuser-Busch Companies, Inc. (the "Company") and the person named above under the caption "Awarded To" (the "Recipient"). By signing below, Recipient accepts the Restricted Stock awarded under this Restricted Stock Agreement, agrees to be bound by the terms of this Restricted Stock Agreement, and acknowledges that he/she has received, read, and understands a complete copy of the Standard Restricted Stock Form which is part of this Restricted Stock Agreement. Recipient understands that he/she may request another copy of the Standard Restricted Stock Form from the Company as long as this Restricted Stock Agreement remains outstanding.

         THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION THAT APPLIES TO ALL DISPUTES RELATED TO THIS AGREEMENT, AND MAY BE ENFORCED BY THE PARTIES.

         In witness whereof, the Company and the Recipient have executed this Restricted Stock Agreement in duplicate as of its Award Date.

Anheuser-Busch Companies, Inc.

By:                                              By:
   -------------------------------                  --------------------------
           Vice President                                   Recipient

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FORM RESTRICTED STOCK AGREEMENT (S.C.)                         v. [month/year]

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                  STANDARD RESTRICTED STOCK FORM AGREEMENT
                      (VERSION [MONTH/DATE], FORM S.C.)
                                ----------
                  UNDER THE ANHEUSER-BUSCH COMPANIES, INC.
                          1998 INCENTIVE STOCK PLAN

          This Standard Restricted Stock Form Agreement (Version [MONTH/DATE], Form S.C.) (the "Standard Restricted Stock Form"), and the completed, executed Restricted Stock (Form S.C.) Cover Sheet (the "Cover Sheet") which specifically incorporates this Standard Restricted Stock Form by reference, together constitute a single Restricted Stock Agreement (this "Restricted Stock Agreement" or this "Agreement") under the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan (the "Plan"). This Restricted Stock Agreement is between Anheuser-Busch Companies, Inc., a Delaware corporation (the "Company"), and the person designated on the Cover Sheet under the caption "Awarded To" (the "Recipient"). The parties agree as follows:

          Section 1. AWARD. In conformity with the Plan, the provisions of which are incorporated herein by this reference, and pursuant to action by the Compensation Committee which administers the Plan (the "Committee"), the Company hereby awards to the Recipient all rights, title and interests in the record and beneficial ownership of the number of shares of Restricted Stock set forth on the Cover Sheet under the caption "Number of Shares of Restricted Stock," subject to the restrictions, terms and conditions described below. The award hereunder is made as of the Award Date set forth on the Cover Sheet (the "Award Date"). Recipient agrees to be bound by all of the terms, provisions, conditions and limitations of the Plan and this Restricted Stock Agreement. All capitalized terms have the meaning set forth in the Plan unless otherwise specifically provided. All references to specified sections pertain to sections of this Restricted Stock Agreement unless otherwise specifically provided.

          Section 2. TERMS AND CONDITIONS OF RESTRICTED STOCK

               (a)  The restrictions on the Restricted Stock set forth in
          Section 11 hereof shall lapse, and the Restricted Stock will cease to be Restricted Stock on the earlier of:

                    (i) the first business day following the "Committee Certification Date" (assuming the "Company TSR" and its "TSR Quartile Ranking" are within the "Top Quartile" or the "Middle Quartiles" as those quoted terms are hereinafter defined) and only with respect to the number of shares determined by multiplying

                           a. the number of shares of Restricted Stock set forth
                              on the Cover Sheet under the caption "Number of Shares of Restricted Stock" (unless such number of shares is adjusted to a number of shares (the "Adjusted Shares") pursuant to Section 2(b) or
                              Section 2(c) hereof in which case the Adjusted Shares shall be multiplied), by

                           b. the percentage determined pursuant to Section 2(e)
                              below; or

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FORM RESTRICTED STOCK AGREEMENT (S.C.)                         v. [month/year]

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                    (ii)   the occurrence of an Acceleration Date (as defined
                           in the Plan) with respect to all shares of Restricted Stock,

          unless the Restricted Stock is earlier forfeited pursuant to
          Section 6 below.

               (b) If any of the events listed in Section 2(b)(i)-(iv) shall occur with respect to Recipient on or prior to the Committee Certification Date, the Adjusted Shares shall equal the number of shares of Restricted Stock set forth on the Cover Sheet under the caption "Number of Shares of Restricted Stock") multiplied by a fraction, the numerator of which is the number of full months elapsed since January 1, 2006 (but not more than 36) through the date of the earliest to occur of any of the events listed in
          (i)-(iv) below in this Section 2(b), and the denominator of which is 36:

                    (i) the Recipient's employment is terminated as a result of Disability;

                    (ii)   the Recipient's Death;

                    (iii) the Recipient voluntarily terminates his or her employment due to Retirement; or

                    (iv) the Recipient's employment is involuntarily terminated by any of the Company, a Subsidiary, or an Affiliate because of a sale of a Subsidiary or Interest in an Affiliate, or a sale of assets of any business operation owned by the Company, a Subsidiary or an Affiliate, or because of a liquidation, shutdown, spin-off, distribution, reorganization, reduction in force, lay-off or similar event and the Recipient is not contemporaneously hired by another of the Company, a Subsidiary or an Affiliate.

               (c) If Recipient commences an Employer-authorized leave of absence (a "Leave of Absence") on any date prior to January 2, 2009 (the "Leave of Absence Commencement Date") he or she shall be deemed to remain employed by the Employer for purposes of Section 6(a) if the Recipient returns to active service within two years after the Leave of Absence Commencement Date. If Recipient is on a Leave of Absence at any time during the Performance Period and either

                    (i) returns to active service within two years after the Leave of Absence Commencement Date, or

                    (ii) is on a Leave of Absence the duration of which, as of January 2, 2009 is not more than two years measured from the Leave of Absence Commencement Date,

          the Adjusted Shares shall equal the number of shares of Restricted Stock set forth on the Cover Sheet multiplied by a fraction, the numerator of which is 36 minus the number of full months of the Leave of Absence and the denominator of which is 36.

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FORM RESTRICTED STOCK AGREEMENT (S.C.)                         v. [month/year]

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               (d)  The Committee may, in its discretion, waive or modify to the benefit of the Recipient the provision set forth in Section 6(a) requiring forfeiture of Restricted Stock in the circumstances described therein, provided the waiver or modification occurs before any forfeiture under Section 6(a).

               (e) The percentage determined pursuant to this Section 2(e) shall be the Restricted Stock Vesting Percentage shown in the table below opposite the Company TSR Quartile Ranking.

                    (i) The "S&P 500" shall mean the Standard & Poor's S&P 500 Stock Index(C) on the first day of the "Performance Period" as hereinafter defined.

                    (ii) An "S&P 500 Company" shall mean each company (but only those companies) that comprises the S&P 500 on the first day of the Performance Period.

                    (iii) The "S&P 500 TSR Comparison Group" shall mean, collectively, all of the S&P 500 Companies for which information is reasonably available on and as of the last day of the Performance Period sufficient to calculate such company's TSR. If the information required to calculate any such company's TSR is not reasonably available for any reason (including but not limited to (A) the removal of the S&P 500 Company from the S&P 500 due to its merger with and into another company so that the S&P 500 Company is not the survivor, (B) the acquisition of the S&P 500 Company by another company, (C) the restructuring of the S&P 500 Company, or (D) the S&P 500 Company becoming privately held), the S&P 500 Company will be removed from the S&P 500 TSR Comparison Group. It is not the intention of this section to exclude companies that drop out of the S&P 500 due to financial failure (for example, bankruptcy filing).

                    (iv) The "Performance Period" shall mean that period beginning January 1, 2006, and ending January 2, 2009.

                    (v) "TSR" shall mean an S&P 500 Company's total shareholder return, which will be calculated by dividing (i) the sum of (A) the cumulative amount of the S&P 500 Company's dividends for the Performance Period, assuming same day reinvestment into the common stock of the S&P 500 Company on the ex-dividend date, and (B) the share price of the S&P 500 Company's common stock at the end of the Performance Period minus the share price at the beginning of the Performance Period, by (ii) the price of a share of the S&P 500 Company's common stock at the beginning of the Performance Period. TSR will be adjusted for stock dividends, stock splits, spin-offs and other corporate changes having similar effect in a manner consistent with the calculation approach used by Standard & Poor's in the calculation of the S&P 500 total shareholder return.

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FORM RESTRICTED STOCK AGREEMENT (S.C.)                         v. [month/year]

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                    (vi)   The Company's Treasury Department or its authorized
                           agent will calculate the TSR of each company comprising the S&P 500 TSR Comparison Group (including the Company's TSR) at and as of the end of the Performance Period to determine the Company's TSR quartile ranking (the "TSR Quartile Ranking") within the S&P 500 TSR Comparison Group. The Company's Treasury Department shall make all required calculations promptly following the end of the Performance Period and upon completing such calculations it shall promptly provide them to an independent registered public accounting firm in sufficient detail to enable the independent registered public accounting firm to verify and confirm each and every calculation made by the Company's Treasury Department or its authorized agent.

                    (vii) Not later than January 31, 2009, the independent registered public accounting firm shall provide a letter to the Committee certifying the Company's TSR and its TSR Quartile Ranking.

                    (viii) The Committee shall certify in writing the
                           Company's TSR and the Company's TSR Quartile
                           Ranking (the "Committee Certification").
                           Notwithstanding anything to the contrary, the Committee, in exercising its discretionary fiduciary authority, may accept or reject the calculations made by the Company's Treasury Department and the certification by the independent registered public accounting firm, and may reduce the number of shares of Restricted Stock awarded to the Recipient based on any information available to the Committee, including but not limited to information not publicly available at the end of the Performance Period or a restatement of any prior year's financial statements of the Company or of any other S&P 500 Company. Neither the Company's TSR nor its TSR Quartile Ranking will be conclusive unless and until the Company issues the Committee Certification, the date of which is referred to hereinafter as the "Committee Certification Date."

                    (ix) The Company's TSR will be in the Top Quartile of S&P 500 Companies comprising the S&P 500 TSR Comparison Group if the Company is among the top 25% of S&P 500 Companies comprising the S&P 500 TSR Comparison Group having the highest TSR over the Performance Period (the "Top Quartile"). The Company's TSR will be in the Bottom Quartile of S&P 500 Companies comprising the S&P 500 TSR Comparison Group if the Company is among the bottom 25% of S&P 500 Companies comprising the S&P 500 TSR Comparison Group having the lowest TSR over the Performance Period (the "Bottom Quartile"). The Company will be in the Middle Quartiles of S&P 500 Companies comprising the S&P 500 TSR Comparison Group if the Company is neither among the Top Quartile nor among the Bottom Quartile (the "Middle Quartiles").

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FORM RESTRICTED STOCK AGREEMENT (S.C.)                         v. [month/year]

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                   -----------------------------------------------------------
                             COMPANY TSR            RESTRICTED STOCK VESTING
                          QUARTILE RANKING                PERCENTAGE

                   -----------------------------------------------------------
                            Top Quartile                     100%

                   -----------------------------------------------------------
                          Middle Quartiles                   80%

                   -----------------------------------------------------------
                          Bottom Quartile                     0%

                   -----------------------------------------------------------


               (f) For the purposes of calculating prorations based on the number of full months as set forth in Sections 2(b) and (c) hereof, the number of months shall be (i) rounded up to the nearest full month if the event causing the calculation occurred on or after the fifteenth day of the subject month or (ii) rounded down to the nearest full month if the event causing the calculation occurred prior to the fifteenth day of the subject month.

          Section 3.  BOOK ENTRY; DELIVERY OF SHARES AFTER LAPSE OF
                      RESTRICTIONS.

               (a) The Recipient appoints Mellon Investor Services, LLC (the "Agent"), as agent for the purpose of receiving the Restricted Stock awarded pursuant to Section 1 and directs the Agent to hold the Restricted Stock in book entry form under the terms of and subject to the conditions of this Agreement. The Recipient agrees that the Agent shall be empowered to take any action necessary to retransfer to the Company any shares of forfeited Stock pursuant to Section 6 of this Agreement.

               (b) The Company shall transfer, or cause to be transferred, the Restricted Stock to a book entry account registered in the name of the Recipient and held by the Agent as soon as practicable after the Award Date, subject to execution by both parties of this Restricted Stock Agreement. The Company and the Recipient agree that the transfer of such Restricted Stock pursuant to this
          Section 3(b) shall constitute the legal equivalent of delivery to the Recipient.

               (c) The Recipient may contact the Agent at any time while the Restricted Stock is in book entry form by writing to the Agent at the address below:

                    Mellon Investor Services, LLC
                    P.O. Box 3315
                    South Hackensack, New Jersey 07606
                    Att'n: Shareholder Correspondence

          or by telephoning the Agent at 1-888-213-0964. The Company may change the Agent before the restrictions set forth in Section 11 lapse, in which case the Committee will inform the Recipient of the new Agent and its address.

               (d) As soon as practicable after the lapse of the restrictions set forth in Section 11 with respect to any shares of Restricted Stock and subject to the tax

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FORM RESTRICTED STOCK AGREEMENT (S.C.)                         v. [month/year]

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          withholding provisions of Section 5, the Agent shall cause the
          "Net Shares" (as that term is defined in Section 5) to be prepared and delivered in accordance with Recipient's instructions.

               (e) In its discretion, the Company may cause the Agent to place legends upon any Stock certificates awarded hereunder, and otherwise may restrict Recipient's ability to transfer such Stock, if and to the extent necessary to comply with, or facilitate the Company's compliance with, federal or state securities laws or any regulations thereunder, or the requirements of the New York Stock Exchange or other exchange upon which the Stock is listed or approved for listing.

          Section 4. RIGHTS AS A STOCKHOLDER. Until such time, if ever, as the Recipient may forfeit any Restricted Stock in accordance with Section 6 hereof, the Recipient shall be a stockholder of record of the Company for all purposes with respect to the Restricted Stock and shall have all rights of a common stockholder of the Company, including the right to vote such Restricted Stock at any meeting of the common stockholders of the Company and the right to receive all dividends declared and paid with respect to such Restricted Stock, subject only to the restrictions imposed by this Restricted Stock Agreement.

          Section 5. WITHHOLDING TAXES.

               (a) Not later than the date as of which the restrictions set forth in Section 11 shall lapse with respect to all or part of the Restricted Stock covered by this Restricted Stock Agreement, the Agent shall withhold from such shares that number of whole shares having a Fair Market Value nearest to the amount required by law to be withheld by the Company for payment of any national, state or local taxes of any kind with respect to all of the shares on which the restrictions have lapsed. The shares on which the restrictions have lapsed remaining after the reduction for withholding taxes are referred to herein as the "Net Shares." The Company may withhold from any dividends payable on shares of Restricted Stock, the amount required by law to be withheld by the Company for payment of any national, state or local taxes of any kind. The Committee may take such other action as may be necessary or appropriate to satisfy any such tax withholding obligations.

               (b) If the Company determines that all or part of the value of the Recipient's Restricted Stock is includible in the Recipient's gross income and subject to tax withholding as of a date on or before the Committee Certification Date, then the Company shall notify the Agent to effect tax withholding pursuant to the provisions of Section 5(a) based on the value of the Restricted Stock on that date to the extent such value is determined to be includible in the Recipient's gross income on that date. The Company's determination under this Section 5(b) shall be tentative, reflecting the Company's determination, based on published information available as of the last date of the Performance Period, of the percentage that is likely to be certified by the Committee under Section 2(e). In making any such tentative determination, the Company shall resolve any uncertainty in favor of the highest possible percentage under Section 2(e). In the event that the Committee subsequently certifies a lower percentage under Section 2(e), the Company shall cause any excess amount previously withheld and deposited as taxes with respect to the Recipient's Restricted Stock to be reallocated to other tax withholding obligations of the Company. This Section 5(b) is intended to apply only if and to the

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FORM RESTRICTED STOCK AGREEMENT (S.C.)                         v. [month/year]

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          extent that the Recipient's actual (or possible) termination of employment before the Committee Certification Date did not (or would not) cause a forfeiture under Section 8, in which case all or a portion of the value of the Recipient's Restricted Stock could be includible in gross income on the last day of the Performance Period. Any withholding and deposit of taxes that the Company causes to be made under this Section 5(b) shall not cause the restrictions in Section 11 to lapse before the Committee Certification Date or otherwise give the Recipient any rights in the Restricted Stock before the Committee Certification Date beyond the rights the Recipient would have had in the absence of this Section 5(b).

          Section 6. FORFEITURES. Upon a forfeiture of any Restricted Stock under this Restricted Stock Agreement, the Restricted Stock so forfeited automatically shall revert to the Company as of the date of the event of forfeiture, and the affected Recipient thereafter shall have no rights as a shareholder with respect to such shares, or any interest therein, and the Recipient shall no longer be entitled to receive dividends on such Stock declared after the date of the event of forfeiture. Upon notification from the Company of the forfeiture, the Agent shall retransfer such forfeited Restricted Stock to the name of the Company.

               (a) If Recipient is no longer employed or deemed to be employed by his/her Employer at any time during the Performance Period for any reason, including without limitation for termination of employment for cause, other than an event described in Section 2(b)(i)-(iv) or Section 2(c), all shares shall be forfeited.

               (b) If as of the first business day following the Committee Certification Date, the restrictions set forth in Section 11 shall not have lapsed, or have lapsed on less than all shares of Restricted Stock, the shares on which such restrictions have not lapsed shall be forfeited.

               (c) If an event described in Section 2(b)(i)-(iv) or Section 2(c) occurs during the Performance Period, all shares that are not Adjusted Shares shall be forfeited.

A Recipient who is as of the Award Date on, or following the Award Date commences, an Employer-authorized special assignment shall be deemed to remain employed by the Employer throughout the term of the special assignment for all purposes under this Agreement.

          Section 7. ADJUSTMENTS. In the event of (a) any change in the outstanding shares of Stock by reason of any stock split, combination of shares, stock dividend, reorganization, merger, consolidation, or other corporate change having a similar effect, (b) any separation of the Company including a spin-off or other distribution of stock or property by the Company, or (c) any distribution to stockholders generally other than a normal dividend, the Committee shall make such equitable adjustment such that the Recipient shall, as the owner of the Restricted Stock, be entitled to additional Stock or different stock or securities, and such additional Stock or different stock or securities shall be deemed to be "Restricted Stock" for all purposes of this Restricted Stock Agreement. The Agent shall hold such additional Stock or different stock or securities pursuant to the terms and conditions of this Restricted Stock Agreement. Any such adjustment by the Committee shall be conclusive and binding on all concerned.

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FORM RESTRICTED STOCK AGREEMENT (S.C.)                         v. [month/year]

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          Section 8.  NO RIGHT TO EMPLOYMENT OR FUTURE AWARDS.


               (a) Nothing in this Agreement or the Plan shall confer on the Recipient any right or expectation to continue in the employ of his/her Employer or the Company, or to interfere in any manner with the absolute right of the Employer or the Company to change or terminate the Recipient's employment at any time for any reason or no reason.

               (b) The Recipient recognizes that the Committee, in making this award of Restricted Stock, is acting within its discretion under the Plan and is under no obligation to make any other award to Recipient at any subsequent date.

          Section 9.  DEFINITIONS.

          "Disability" means the condition of being "disabled" within the meaning of Section 422(c)(6) of the Code, or any successor to such Section.

          "Retirement" means voluntary termination of employment from the Company or a Subsidiary (i) after an individual attains age sixty (60); or
(ii) after completion of twenty (20) years of service with the Company and/or its Subsidiaries or Affiliates.

         Section 10. RULE 16b-3. If and as long as Recipient is a Reporting Person, he/she shall not act with respect to the Restricted Stock in a manner which, in the Company's or the Committee's judgment, would contravene any requirement of Rule 16b-3 as in effect at the time of such action. However, the Company or Committee may permit Recipient to contravene Rule 16b-3 if Recipient has been fully apprised of the legal consequences of such action.

         Section 11. NOT TRANSFERABLE. The Restricted Stock, this Agreement, and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way, whether by operation of law or otherwise and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Restricted Stock, this Agreement, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Agreement and the rights and privileges conferred hereby immediately will become null and void.

         Section 12. AMENDMENTS. This Agreement may be amended in writing by the Company and Recipient, provided that the Company may amend this Agreement unilaterally (i) if the amendment does not adversely affect or impair the rights of the Recipient, (ii) if the Company determines that the amendment is necessary to comply with Rule 16b-3, or (iii) if the Company determines that the amendment is necessary to prevent benefits under this Agreement from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code. The Company shall give notice to the Recipient of any such unilateral amendment either before or promptly after the effective date thereof.

         Section 13. NO RESTRICTION ON RIGHT OF COMPANY TO EFFECT CORPORATE CHANGES. Neither the Plan nor this Agreement shall affect or restrict in any way the right or power of the Company or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Company, or any merger or consolidation of the Company, or any issue of stock or of

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options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Stock or the rights thereof or which are convertible into or exchangeable for Stock, or the dissolution or liquidation of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

          Section 14. NO GUARANTEE OF TAX CONSEQUENCES. Neither the Company nor any other Employer nor the Committee makes any commitment or guarantee that any federal or state tax treatment will apply or be available to any person eligible for benefits under this Restricted Stock Agreement.

          Section 15. SEVERABILITY. In the event that any provision of this Restricted Stock Agreement shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of this Restricted Stock Agreement and this Restricted Stock Agreement shall be construed and enforced as if the illegal, invalid, or unenforceable provision had never been included herein.

          Section 16. ELECTRONIC DELIVERY AND SIGNATURES. Recipient hereby consents and agrees to electronic delivery of any Plan documents, proxy materials, annual reports and other related documents. Recipient hereby consents to any and all procedures that the Company has established or may establish for an electronic signature system for delivery and acceptance of Plan documents (including documents relating to any programs adopted under the Plan), and agrees that his/her electronic signature is the same as, and shall have the same force and effect as, his/her manual signature. Recipient consents and agrees that any such procedures and delivery may be effected by a third party engaged by the Company to provide administrative services related to the Plan, including any program adopted under the Plan.

          Section 17. COMMITTEE AUTHORITY. The Committee will have the power and discretion to interpret this Agreement and to adopt such rules for the administration, interpretation and application of the Agreement as are consistent with the Plan and this Agreement and to interpret or revoke any such rules, including, but not limited to, the determination of whether or not any shares of Restricted Stock have vested. All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon the Recipient, the Company and all other interested persons. No member of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to this Agreement.

          Section 18. GOVERNING LAW. This Restricted Stock Agreement and any other document delivered hereunder shall be construed in accordance with and governed by the laws of the state of Missouri without regard to the principles of conflicts of law. Each party hereto submits to the exclusive jurisdiction of the Circuit Court for the County of St. Louis, State of Missouri ("County Court") residing in St. Louis County for purposes of all legal proceedings (including, but not limited to, actions to compel arbitration under the provisions of this Restricted Stock Agreement) arising out of or relating to this Restricted Stock Agreement or the transactions contemplated hereby. In the event that the County Court is for any reason not available for purposes of any such legal proceeding, then each party hereto submits to the exclusive jurisdiction of the United States District Court for the Eastern District of Missouri, Eastern Division (St. Louis). Each party hereto irrevocably waives, to the fullest extent permitted by law, any objections that either party may now or hereafter have to the aforesaid venue, including without limitation any claim that any such proceeding brought in either such court has

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been brought in an inconvenient forum, provided however, this provision shall not limit the ability of either party to enforce the other provisions of this section.

          Section 19. AGREEMENT TO ARBITRATE CLAIMS. Recipient and the Company acknowledge and agree that any and all disputes relating to or arising out of this Agreement shall be resolved through binding arbitration under the procedures specified by the Company's Dispute Resolution Program
(DRP). The results of said arbitration shall be final and binding on both Recipient and the Company. Each party may enforce this section. Each party hereto irrevocably waives, to the fullest extent permitted by law, any and all rights to a jury trial.

          Section 20. RELATIONSHIP TO THE PLAN. This Restricted Stock Agreement has been entered into pursuant to the Plan, and each and every provision of this Restricted Stock Agreement shall be subject to the provisions of such Plan and the terms therein shall govern this Restricted Stock Agreement.

          Section 21. CONFORMITY WITH LOCAL LAWS. Notwithstanding any other provision of this Agreement, the Company and Recipient agree that: (a) to the extent that any provision of this Agreement is illegal or void under the laws of the country or province (other than the United States or its states) of which Recipient is a citizen or a resident ("Local Laws"), such provision shall be deemed changed to the minimum extent necessary to conform to the requirements of such Local Laws; (b) to the extent Local Laws require this Agreement to contain a provision, whether it be a covenant, restriction, prohibition, or otherwise, that provision shall be deemed included in this Agreement; and (c) the provisions of this Agreement shall be deemed changed to the extent necessary to ensure compliance by the Company and Recipient with all Local Laws governing taxation. This Agreement may be restated by the Company after the Award Date to reflect the changes provided in this Section, and also may be restated by the Company in a language other than English even if not required by Local Laws. Recipient's consent to any such changes or restatements shall be required only to the extent required by Local Laws or by the Company.

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